UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2006
SPARTA, INC.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-21682	63-0775889

(Commission File Number)	(I.R.S. Employer Identification No.)

25531 Commercentre Drive, Suite 120, Lake Forest, CA	92630-8873

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 768-8161
Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

FORM 8-K
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(a) Not applicable.
(b) On March 1, 2006, Carl T. Case, a Director of the Company and Senior Vice President and Director of Business Development, announced his retirement effective April 17, 2006. In connection with his retirement, Dr. Case has tendered his resignation as a Director of the Company and as Senior Vice President and Director of Business Development, effective April 17, 2006. Dr. Case did not indicate that he resigned because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company currently does not expect to fill Dr. Case’s vacancy on the Board of Directors.
(c) Not applicable.
(d) Not applicable.
* * * * *
Pursuant to the Commission’s regulations, the foregoing information shall not be deemed to be incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA, INC.
(Registrant)

Date: March 2, 2006	By:	/s/ Jerry R. Fabian
Jerry R. Fabian
Vice President and Director of Business Administration